PRINCIPAL LIFETIME INCOME SOLUTIONSSM

VARIABLE ANNUITY Prospectus dated May 2, 2011

This prospectus describes Principal Lifetime Income SolutionsSM, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “our” or “us”) through
Principal Life Insurance Company Separate Account B (“Separate Account”).

This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. The prospectus should be read and retained for future reference. Additional information about the
Contract and the Separate Account is included in the Statement of Additional Information (“SAI”), dated May 2, 2011, which has been filed with the Securities and Exchange Commission (the “SEC”) and is considered a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or calling: Principal Lifetime Income SolutionsSM, Principal Financial Group, P. O. Box 9382, Des Moines,
Iowa 50306-9382, Telephone: 1-800-852-4450. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC.

These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

You generally may allocate your investment in the Contract in the Fixed Account and the divisions of the Separate
Account. The Fixed Account is a part of our General Account. Each division of the Separate Account invests in shares of a corresponding mutual fund (the “underlying mutual funds”). A list of the underlying mutual funds available under the Contract is shown below.

Guarantees are based on the claims-paying ability of Principal Life Insurance Company and its General Account.

Your accumulated value will vary according to the investment performance of the underlying mutual funds in which your selected division(s) are invested. We do not guarantee the investment performance of the underlying mutual funds.

The following underlying mutual funds are available under the Contract(1) :

Principal Variable Contracts Funds - Class 2
• Diversified Balanced Account(2)
• Diversified Growth Account(2)
(1) In California, we allocate initial premium payments to the Money Market Division during the examination offer period unless you elect to immediately invest in the allocations you selected. This Division is not available under the Contract at any other time or in any other state.
(2) This underlying mutual fund is a fund of funds and expenses may be higher due to the tiered level of expenses.

An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

The Contract, certain Contract features, and/or some of the investment options may not be available in all states or through all broker dealers.

This prospectus is valid only when accompanied by the current prospectuses for the underlying mutual funds. These prospectuses should be kept for future reference. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

TABLE OF CONTENTS

Glossary	4
Summary of Expense Information	6
Example	7
Summary	8
Corporate Organization and Operation	10
The Contract	12
How To Buy a Contract	12
Premium Payments	13
Right to Examine the Contract (free look)	13
The Accumulation Period	14
Automatic Portfolio Rebalancing (APR)	16
Telephone and Internet Services	16
Surrenders	17
Death Benefit	19
The Annuitization Period	21
Charges and Deductions	23
Surrender Charge	23
Transaction Fee	25
Premium Taxes	25
Annual Fee	25
GMWB Charge	25
Separate Account Annual Expenses	26
Special Provisions for Group or Sponsored Arrangements	26
Rider Benefits	27
Waiver of Surrender Charge Rider	27
Guaranteed Minimum Withdrawal Benefit (GMWB)	28
Fixed Account	41
General Provisions	43
The Contract	43
Delay of Payments	43
Misstatement of Age or Gender	44
Assignment	44
Change of Owner or Annuitant	44
Beneficiary	44
Contract Termination	44
Reinstatement	45
Reports	45
Important Information about Customer Identification Procedures	45
Rights Reserved by the Company	45
Frequent Trading and Market-timing (Abusive Trading Practices)	46
Distribution of the Contract	47
Performance Calculation	47
Federal Tax Matters	48
Mutual Fund Diversification	51
State Regulation	51

General Information	51
Reservation of Rights	51
Legal Opinions	51
Legal Proceedings	51
Other Variable Annuity Contracts	52
Payments to Financial Intermediaries	52
Service Arrangements and Compensation	52
Independent Registered Public Accounting Firm	53
Financial Statements	53
Table of Separate Account Divisions	54
Registration Statement	55
Customer Inquiries	55
Table of Contents of the SAI	55
Appendix A — GMWB Investment Options	56
Appendix B — GMWB Examples	58
Appendix C — Condensed Financial Information	62

GLOSSARY

accumulated value – the sum of the amounts invested in the Fixed Account and the Separate Account divisions.

anniversary – the same date and month of each year following the contract date.

annuitant – the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the owner.

annuitization – application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.

annuitization date – the date all of the owner’s accumulated value is applied to an annuity benefit payment option.

contract date – the date that the Contract is issued and which is used to determine contract years.

contract year – the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is June 5, 2011, the first contract year ends on June 4, 2012, and the first contract anniversary falls on June 5,
2012).

data page – that portion of the Contract which contains the following: owner and annuitant data (names, gender, annuitant age); the contract issue date; maximum annuitization date; contract charges and limits; benefits; and a summary of any optional benefits chosen by the contract owner.

Fixed Account – an account which earns guaranteed interest.

Fixed Account accumulated value – the amount of your accumulated value which is in the Fixed Account.

good order – an instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.

investment options – the Fixed Account and Separate Account divisions.

joint annuitant – an annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the annuitant means the death of the first annuitant to die.

joint owner – an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual
Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.

notice – any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.

Your notices may be mailed to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382

owner – the person, including joint owner, who owns all the rights and privileges of this Contract.

premium payments – the gross amount you contributed to the Contract.

qualified plans – retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal
Revenue Code.

Separate Account Division (division(s)) – a part of the Separate Account which invests in shares of an underlying mutual fund. (Referred to in the marketing materials as “sub-accounts.”)

Separate Account division accumulated value – the amount of your accumulated value in all divisions.

surrender charge – the charge deducted upon certain partial surrenders or total surrender of the Contract before the annuitization date.

surrender value – accumulated value less any applicable surrender charge, rider fees, annual fee, transaction fees and any premium tax or other taxes.

transfer – moving all or a portion of your accumulated value to or from one investment option or among several investment options. All transfers initiated during the same valuation period are considered to be one transfer for purposes of calculating the transaction fee, if any.

underlying mutual fund – a registered open-end investment company, or a series or portfolio thereof, in which a division invests.

unit – the accounting measure used to determine your proportionate interest in a division.

unit value – a measure used to determine the value of an investment in a division.

valuation date – each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.

valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. Eastern Time, on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.

we, our, us – Principal Life Insurance Company. We are also referred to throughout this prospectus as the
Company.

you, your – the owner of this Contract, including any joint owner.

SUMMARY OF EXPENSE INFORMATION

The tables below describe the fees and expenses that you will pay when buying, owning and surrendering the
Contract.

The following table describes the fees and expenses you will pay at the time you buy the Contract, surrender the
Contract or transfer cash value between investment options.

Contract owner transaction expenses(1)
	Maximum	Current
Highest deferred surrender charge (as a
percentage of amount surrendered)(2)	· 6%	· 6%

Transaction Fees for each unscheduled	· the lesser of $25 or 2%	· $0
partial surrender	of each unscheduled
partial surrender after
the 12th unscheduled
partial surrender in a
contract year

Transaction Fee(3) for each unscheduled	· the lesser of $30 or 2%	· $0
transfer	of each unscheduled
transfer after the first
unscheduled transfer in
a contract year

State Premium Taxes (vary by state)	· 3.5% of premium	· 0%
NOTE: We do not currently assess premium taxes for	payments made
any Contract issued, but reserve the right in the future
to assess up to 3.5% of premium payments made for
Contract owners in those states where a premium tax
is assessed.

The following table describes the fees and expenses that are deducted periodically during the time that you own the
Contract, not including underlying mutual fund fees and expenses.

Periodic Expenses
Annual Fee (waived for Contracts with
accumulated value of $30,000 or more)	The lesser of $30 or 2.00% of the accumulated value

	Maximum	Current
Separate Account Annual Expenses (as a
percentage of average daily separate
account accumulated value)

Mortality and Expense Risks Charge	1.25%	1.25%
Administration Charge	0.15%	0.00%
Total Separate Account Annual Expense	1.40%	1.25%

GMWB Charge (as a percentage of the
average quarterly withdrawal benefit
base)(4)
NOTE: Contract must be issued with this rider.
You may not terminate this rider prior to the 5th
contract anniversary.	· 1.65%	· 0.73%

This table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses
as of December 31, 2010
	Minimum	Maximum
Total annual underlying mutual fund operating expenses
(expenses that are deducted from underlying mutual fund
assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)*	0.58%	0.58%

* The funds available are structured as a “fund of funds”. A fund of funds is a mutual fund that invests primarily in a portfolio of other mutual funds. The expenses shown include the total fees and expenses of the fund of funds, including the acquired fund fees and expenses of such fund of funds.

(1) For additional information about the fees and expenses described in the table, see CHARGES AND DEDUCTIONS.
(2) Surrender Charge, as a percentage of the amount surrendered:

Table of Surrender Charges

Number of completed contract years	Surrender charge applied to all premium
since each premium payment was made	payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

(3)	Please note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transfer fees and/or impose restrictions on transfers.
(4)	At the end of each calendar quarter, one-fourth of the annual charge is multiplied by the average quarterly withdrawal benefit base. The average quarterly withdrawal benefit base is equal to the withdrawal benefit base at the beginning of the calendar quarter plus the withdrawal benefit base at the end of the calendar quarter and the sum is divided by two. There may be times when the sum of the four quarterly fee amounts is higher than the fee amount if we calculated it annually. For example, if your withdrawal benefit base is changed on your contract anniversary, the fee for that calendar quarter will vary from the other quarters.

EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, Separate
Account annual expenses, and underlying mutual fund fees and expenses.

The example reflects the maximum charges imposed in purchasing the Contract. The amounts below are calculated using the maximum GMWB fee and not the current GMWB fee.

The example assumes:
·	a $10,000 investment in the Contract for the time periods indicated;
·	a 5% return each year;
·	an annual contract fee of $30 (expressed as a percentage of the average accumulated value);
·	the minimum and maximum annual underlying mutual fund operating expenses as of December 31, 2010
(without voluntary waivers of fees by the underlying funds, if any); and
·	no premium taxes are deducted.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below:

	If you surrender your								If you fully annuitize your
	contract at the end of the				If you do not				contract at the end of the
	applicable time period				surrender your contract				applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum/Minimum
Total Underlying
Mutual Fund Operating
Expenses (0.58%)	909	1,675	2,269	3,861	361	1,112	1,883	3,861	361	1,112	1,883	3,861

SUMMARY

This prospectus describes an individual flexible premium deferred variable annuity offered by the Company. The
Contract is designed to provide individuals with retirement benefits, including:

· non-qualified retirement programs; and
· Individual Retirement Annuities (“IRA”), Simplified Employee Pension plans (“SEPs”) and Savings Incentive
Match Plan for Employees (“SIMPLE”) IRAs adopted according to Section 408 of the Internal Revenue Code
(see FEDERAL TAX MATTERS — Tax Qualified Contracts: IRA, SEP, and SIMPLE-IRA). The Contract does not provide any additional tax deferral if you purchase it to fund an IRA or other investment vehicle that already provides tax deferral.
For information on how to purchase the Contract, please see THE CONTRACT — How to Buy a Contract.
This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Issue Age
You and any joint owner must be at least age 60 and younger than age 81 to purchase this Contract. If the owner is not a natural person, the annuitant(s) must meet these age requirements.

Investment Limitations

· Initial premium payment must be at least $15,000 for non-qualified contracts.
· Initial premium payment must be at least $5,000 for all other contracts.
· Each subsequent premium payment must be at least $2,000.
· If you are a member of a retirement plan covering three or more persons and premium payments are made through an automatic investment program, the initial and subsequent premium payments for the Contract must average at least $100 and not be less than $50.
· The total sum of all premium payments may not be greater than $2,000,000 without prior home office approval.

You may allocate your net premium payments to the investment options.
· A complete list of the divisions may be found in TABLE OF SEPARATE ACCOUNT DIVISIONS. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.
· The investment options also include the Fixed Account.

Guaranteed Minimum Withdrawal Benefit (GMWB)

This Contract must be issued with a Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider which is designed to help protect you against the risk of a decrease in the Contract accumulated value due to market declines. This benefit is also intended to help you avoid the risk of outliving your money. The GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. You may not terminate this rider prior to the 5th contract anniversary following the rider effective date.

If you take withdrawals in an amount that exceeds an available withdrawal benefit payment (excess withdrawal), you will shorten the life of the rider, lower the withdrawal benefit payments and/or cause the rider to terminate for lack of value unless you make additional premium payments or a GMWB Step-Up is applied.

Transfers
During the accumulation period:
·	a dollar amount or percentage of transfer must be specified;
·	a transfer may occur on a scheduled or unscheduled basis; and
·	transfers to the Fixed Account are not permitted if a transfer has been made from the Fixed Account to a division within six months.

During the annuitization period, transfers are not permitted (no transfers once payments have begun).

See THE CONTRACT — The Accumulation Period, Division Transfers and FIXED ACCOUNT — Fixed Account
Transfers, and Total and Partial Surrenders for additional restrictions.

Surrenders

During the accumulation period:
·	a dollar amount must be specified;
·	surrendered amounts may be subject to surrender charges:
· the maximum surrender charge is 6% of the amount(s) surrendered.
·	total surrenders may be subject to an annual Contract fee; and
·	during a contract year, partial surrenders that are less than the free surrender privilege amount are not subject to a surrender charge.

NOTE: The free surrender privilege is an amount normally subject to a surrender charge that may be surrendered without a charge. See CHARGES AND DEDUCTIONS — Surrender Charge — Free Surrender Privilege.

See THE CONTRACT — Surrenders and FIXED ACCOUNT — Fixed Account Transfers, and Total and Partial
Surrenders for additional information.

Charges and Deductions

·	There is no sales charge on premium payments.
·	A contingent deferred surrender charge is imposed on certain total or partial surrenders.
·	An annual mortality and expense risks charge equal to 1.25% of amounts in the Separate Account divisions is imposed daily.
·	The current annual charge for the GMWB rider is 0.73% of the average quarterly withdrawal benefit base.
·	The daily Separate Account administration charge currently is zero but we reserve the right to assess a charge not to exceed 0.15% of Separate Account division value(s) annually.
·	Contracts with an accumulated value of less than $30,000 are subject to an annual fee of the lesser of $30 or 2%
of the accumulated value. Currently we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one variable annuity contract with us, then all the contracts you own or jointly own are aggregated on each contract’s anniversary to determine if the $30,000 minimum has been met and whether that contract will be charged.
·	Certain states and local governments impose a premium tax. We reserve the right to deduct the amount of the tax from premium payments or the accumulated value.

See CHARGES AND DEDUCTIONS for additional information.

Annuity Benefit Payments

· You may choose from several fixed annuity benefit payment options which are described in THE CONTRACT —
The Annuitization Period, Annuity Benefit Payment Options.
· Payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option (see THE CONTRACT —
The Annuitization Period, Annuity Benefit Payment Options and FEDERAL TAX MATTERS).

Death Benefit

· If the owner dies before the annuitization date, a death benefit is payable (see Death Benefit).
· The death benefit may be paid as either a single payment or under an annuity benefit payment option (see Death
Benefit).
· If the annuitant dies after the annuitization date, payments will continue only as provided by the annuity benefit payment option in effect.

Examination Offer Period (free look)

You may return the Contract during the examination offer period, which is generally 10 days from the date you receive the Contract. The examination offer period may be longer in certain states.
· The amount refunded will be a full refund of your accumulated value plus any contract charges and premium taxes you paid unless state law requires otherwise. The underlying fund fees and charges are not refunded to you as they are already factored into the Separate Account division accumulated value.
· The amount refunded may be more or less than the premium payments made.

See THE CONTRACT — Right to Examine the Contract (free look) for additional information.

CORPORATE ORGANIZATION AND OPERATION

Principal Life Insurance Company

Principal Life Insurance Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. Our home office is located at: Principal
Financial Group, Des Moines, Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, we were incorporated under Iowa law as a mutual assessment life insurance company named
Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life
Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became
Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding
Company converted to a stock company through a process called demutualization, resulting in our current organizational structure.

Principal Life Insurance Company Separate Account B

The Separate Account was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the Separate Account.
There is no assurance that the value of your Contract will equal the total of the payments you make to us.

The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate
Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated. These changes will be made in a manner that is consistent with applicable laws and regulations.

The Underlying Mutual Funds

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions included later in this prospectus contains a brief summary of the investment objectives and a listing of the advisor and, if applicable, sub-advisor for each division.

You should note that the GMWB investment options are series of Principal Variable Contracts Funds, Inc., which is managed by Principal Management Corporation ("PMC"), an affiliate of ours. If you wish to invest your Contract accumulated value predominantly in underlying funds that are not managed by an affiliate of ours, this Contract may not be appropriate for you.

To the extent that an underlying fund managed by PMC may be included as a GMWB investment option, PMC will receive additional compensation from the management fee of the underlying fund. However, we do not take such potential financial benefit into account in selecting the underlying fund to be a GMWB investment option.

Deletion or Substitution of Separate Account Divisions

We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).

If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.

If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).

We also reserve the right to establish additional divisions, each of which would invest in a separate underlying mutual fund with a specified investment objective.

Voting Rights

We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of
Contract owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions. Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

THE CONTRACT

Principal Lifetime Income Solutions, a variable annuity, is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the Separate Account divisions)
rather than the Company. The Separate Account division accumulated value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.

Based on your investment objectives, you direct the allocation of premium payments and accumulated values. There can be no assurance that your investment objectives will be achieved.

You should refer to the terms and limitations of any qualified plan which is to be funded by the Contract. Qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

How to Buy a Contract

If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.

The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an
IRA or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

Premium Payments

· The initial premium payment must be at least $15,000 for non-qualified contracts.
· The initial premium payment must be at least $5,000 for all other contracts.
· If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
· All premium payments are subject to a surrender charge period that begins in the contract year each premium payment is received.
· Subsequent premium payments must be at least $2,000 and can be made until the annuitization date.
· Premium payments are to be made by personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any premium payment that we feel presents a fraud or money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.
· If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
· The total sum of all premium payments may not be greater than $2,000,000 without our prior approval. For further information, please call 1-800-852-4450.

Right to Examine the Contract (free look)

It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial premium payments to the investment options you have selected, during times of economic uncertainty and with prior notice to you, we may activate our right to allocate initial premium payments to the Money Market Division during the examination offer period. If your initial premium payments are allocated to the Money Market Division and the free look is exercised, you will receive the greater of premium payments or the accumulated value without a surrender charge.

In California, we allocate initial premium payments to the Money Market Division during the examination offer period unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market Division, after the free look period ends, your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

To exercise your free look, you must send the Contract and a written request to us before the close of business on the last day of the examination offer period.

If you properly exercise your free look, we will cancel the Contract. In all states we will return at least your accumulated value plus any premium tax charge deducted, and minus any applicable federal and state income tax withholding. The amount returned may be higher or lower than the premium payment(s) applied during the examination offer period. In the states that require us to return your premium payments, we will return the greater of your premium payments or accumulated value.

If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:
· the total premium payment(s) made; or
· your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

The Accumulation Period

The Value of Your Contract
The accumulated value of your Contract is the total of the Separate Account division accumulated value plus the
Fixed Account accumulated value. The Fixed Account is described in the section titled FIXED ACCOUNT.

There is no guaranteed minimum Separate Account division accumulated value. The value reflects the investment experience of the divisions that you choose and also reflects your premium payments, partial surrenders, surrender charges, partial annuitizations and the Contract expenses deducted from the Separate Account.

The Separate Account division accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account divisions, you bear the investment risk. At the end of any valuation period, your
Contract’s value in a division is:
· the number of units you have in a division multiplied by
· the value of a unit in the division.

The number of units is equal to the total units purchased by allocations to the division from:
· your initial premium payment;
· subsequent premium payments;
· your exchange credit; and
· transfers from another investment option

minus units sold:
· for partial surrenders and/or partial annuitizations from the division;
· as part of a transfer to another division or the Fixed Account; and
· to pay contract charges and fees.

Unit values are calculated each valuation date at the close of normal trading of the NYSE. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:
a = the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b = the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c = the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d = the total Separate Account annual expenses.
* When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

The Separate Account charges are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

Premium Payments

· On your application, you direct how your premium payments will be allocated to the investment options.
· Allocations must be in percentages.
· Percentages must be in whole numbers and total 100%.
· Subsequent premium payments are allocated according to your then current allocation instructions.
· Changes to the allocation instructions are made without charge.
· A change is effective on the next valuation period after we receive your new instructions in good order.
· You can change the current allocations and future allocation instructions by:

· mailing your instructions to us;
· calling us at 1-800-852-4450 (if telephone privileges apply);
· faxing your instructions to us at 1-866-894-2087; or
· visiting www.principal.com.
·	Changes to premium payment allocations do not result in the transfer of any existing investment option accumulated values. You must provide specific instructions to transfer existing accumulated values.
·	Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
·	If no premium payments are made during two consecutive calendar years and the accumulated value is less than
$2,000, we reserve the right to terminate the Contract (see GENERAL INFORMATION — Reservation of Rights).

Division Transfers

·	You may request an unscheduled transfer or set up a scheduled transfer by
· mailing your instructions to us;
· calling us at 1-800-852-4450 (if telephone privileges apply);
· faxing your instructions to us at 1-866-894-2087; or
· visiting www.principal.com.
·	You must specify the dollar amount or percentage to transfer from each division.
·	The minimum transfer amount is the lesser of $100 or the value of your division.
·	In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:
·	a transfer has been made from the Fixed Account to a division within six months; or
·	following the transfer, the Fixed Account value would be greater than $1,000,000.

Unscheduled Transfers

You may make unscheduled division transfers from one division to another division or to the Fixed Account.
·	Transfer values are calculated using the price next determined after we receive your request.
·	We reserve the right to impose a fee of the lesser of $30 or 2% of the amount transferred on each unscheduled transfer after the first unscheduled transfer in a contract year.

Limitations on Unscheduled Transfers. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:
·	requiring a minimum time period between each transfer;
·	imposing the transaction fee;
·	limiting the dollar amount that an owner may transfer at any one time; or
·	not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.

Scheduled Transfers (Dollar Cost Averaging)

·	You may elect to have transfers made on a scheduled basis.
·	There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
·	You must specify the dollar amount of the transfer.
·	You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-
annually or annually).
·	If the selected date is not a valuation date, the transfer is completed on the next valuation date.
·	If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.
·	Transfers continue until your value in the division is zero or we receive notice to stop the transfers.
·	We reserve the right to limit the number of divisions from which simultaneous transfers are made.

Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.

Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5
Total	$600	$120.00	33

In the example above, the average share price is $20.00 [total of share prices ($120.00) divided by number of purchases (6)]. The average share cost is $18.18 [amount invested ($600.00) divided by number of shares purchased (33)].

Automatic Portfolio Rebalancing (APR)

APR allows you to maintain a specific percentage of your Separate Account division accumulated value in specified divisions over time. APR is available only if you have the option to invest in more than one Separate Account division; therefore, APR is currently not available with the GMWB rider. If the GMWB rider is terminated, APR is available. APR is not available for values in the Fixed Account.

Telephone and Internet Services

If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
· make premium payment allocation changes;
· set up Dollar Cost Averaging (DCA) scheduled transfers;
· make transfers; and
· make changes to APR.

Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.

Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.

We reserve the right to modify or terminate telephone service or internet transaction procedures at any time.
Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.

Telephone Services

Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions
· may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and
6 p.m. Eastern Time on any day that the NYSE is open).
· that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
· that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
· that are not in good order when received by us will be effective the next valuation date that we receive good order instructions.

Internet

Internet services are available to you if you register for a secure login on the Principal Financial Group web site,
www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.

If you register for internet privileges, instructions
· that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
· that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
· that are not in good order when received by us will be effective the next valuation day that we receive good order instructions.

Surrenders

You may surrender your Contract by providing us notice. Surrender requests may be sent to us at:
Principal Life Insurance Company
P.O. Box 9382
Des Moines, Iowa 50306-9382

Surrenders result in the redemption of units and your receipt of the value of the redeemed units minus any applicable surrender charge and fees. Surrender values are calculated using the price next determined after we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see Delay of
Payments).

You may specify surrender allocation percentages with each partial surrender request. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see CHARGES AND DEDUCTIONS — Surrender Charge).

Total Surrender

· You may surrender the Contract at any time before the annuitization date.
· Surrender values are calculated using the price next determined after we receive your request.
· The cash surrender value is your accumulated value minus any applicable fees and surrender charges.
· We reserve the right to require you to return the Contract.
· The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.

Unscheduled Partial Surrender

· You may surrender a part of your accumulated value at any time before the annuitization date.
· You must specify the dollar amount of the surrender (which must be at least $100).
· The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
· The surrender is deducted from your investment options according to your surrender allocation percentages.
· If surrender allocation percentages are not specified, we use your premium payment allocation percentages.
· We surrender units from your investment options to equal the dollar amount of the surrender request plus any applicable surrender charge and transaction fee, if any.
· Your accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000; we reserve the right to increase this amount up to and including $10,000.
· The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.

Scheduled Partial Surrender

· You may elect partial surrenders from any of your investment options on a scheduled basis.
· Your accumulated value must be at least $5,000 when the scheduled partial surrenders begin.
· You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th,
30th or 31st).
· If the selected date is not a valuation date, the partial surrender is completed on the next valuation date.
· We surrender units from your investment options to equal the dollar amount of the partial surrender request plus any applicable partial surrender charge.
· The partial surrenders continue until your value in the investment option is zero or we receive written notice to stop the partial surrenders.
· The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to partial surrender.

Death Benefit

This Contract provides a death benefit upon the death of the owner. The Contract will not provide death benefits upon the death of an annuitant unless the annuitant is also an owner or the owner is not a natural person.

The following tables illustrate the various situations and the resulting death benefit payment if death occurs before the annuitization date.

If you die and...	And...	Then...
You are the sole	Your spouse is not	The beneficiary(ies) receives the death benefit under
owner	named as a primary	the Contract.
beneficiary
If a beneficiary dies before you, on your death we will
make equal payments to the surviving beneficiaries
unless you provided us with other written instructions. If
no beneficiary(ies) survives you, the death benefit is
paid to your estate in a single payment.

Upon your death, only your beneficiary’s(ies’) right to
the death benefit will continue; all other rights and
benefits under the Contract will terminate.

You are the sole	Your spouse is named	Your spouse may either
owner	as a primary beneficiary	a. continue the Contract; or
b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under
the Contract.

If a beneficiary dies before you, on your death we will
make equal payments to the surviving beneficiaries
unless you provided us with other written instructions. If
no beneficiary(ies) survives you, the death benefit is
paid to your estate in a single payment.

Unless your spouse elects to continue the Contract,
only your spouse’s and any other beneficiary’s(ies’)
right to the death benefit will continue; all other rights
and benefits under the Contract will terminate.

You are a joint	The surviving joint	The surviving owner receives the death benefit under
owner	owner is not your	the Contract.
spouse
Upon your death, only the surviving owner’s right to the
death benefit will continue; all other rights and benefits
under the Contract will terminate.

You are a joint	The surviving joint	Your spouse may either
owner	owner is your spouse	a. continue the Contract; or
b. receive the death benefit under the Contract.

Unless your surviving spouse owner elects to continue
the Contract, upon your death, only your spouse’s right
to the death benefit will continue; all other rights and
benefits under the Contract will terminate.

If...	And...	Then...
The annuitant dies	The owner is not a	The beneficiary(ies) receives the death benefit under
	natural person	the Contract.

If a beneficiary dies before the annuitant, on the
annuitant’s death we will make equal payments to the
surviving beneficiaries unless the owner provided us
with other written instructions.

Upon the annuitant’s death, only the beneficiary’s(ies’)
right to the death benefit will continue; all other rights
and benefits under the Contract will terminate.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.

No surrender charge applies when a death benefit is paid.

Standard Death Benefit Formula

The amount of the standard death benefit is the greatest of a, b or c, where:
a = the accumulated value on the date we receive proof of death and all required documents;
b = the total of premium payments minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made prior to the date we receive proof of death and all required documents; and
c = the highest accumulated value on any contract anniversary that is wholly divisible by seven (for example, contract anniversaries 7, 14, 21, 28, etc.) plus any premium payments since that contract anniversary and minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made after that contract anniversary.

The adjustment for each partial surrender (and any applicable surrender charges and fees) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (x divided by y)
multiplied by z, where:
x = the amount of the partial surrender (and any applicable surrender charges and fees) or the amount of the partial annuitization; and
y = the accumulated value immediately prior to the partial surrender or partial annuitization; and
z = the amounts determined in b or c above immediately prior to the partial surrender or partial annuitization.
Example: Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amounts determined in b or c above by 20%.

Payment of Death Benefit

The death benefit is usually paid within five business days of our receiving all required documents (including proof of death) to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed
(see GENERAL PROVISIONS — Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit payment option.

NOTE: Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. After payment of all of the death benefit, the Contract is terminated.

The Annuitization Period

Annuitization Date

You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date prior to the first contract anniversary or after the maximum annuitization date (the later of age 85 or ten years after contract issue; state variations may apply) found on the data pages. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data pages.

Full Annuitization

Any time after the first contract year, you may annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The contract would then be canceled. You may select when you want the payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).

Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.

Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.

Partial Annuitization

After the first contract year and prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us a notice.

The minimum partial annuitization amount is $2,000. Any partial annuitization request that reduces the accumulated value to less than $5,000 will be treated as a request for full annuitization.

You may select one of the annuity benefit payment options listed below. Once payments begin under the option you selected, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your accumulated value that has been annuitized.

Annuity Benefit Payment Options

We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.

You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected.
There is no right to take any total or partial surrenders after the annuitization date. The fixed annuity benefit payment must be made within one year of the annuity benefit election.

The amount of the fixed annuity benefit payment depends on the:
· amount of accumulated value applied to the annuity benefit payment option;
· annuity benefit payment option selected; and
· age and gender of the annuitant (unless fixed period income option is selected).

The amount of the initial payment is determined by applying all or a portion of the accumulated value as of the date of the application to the annuity table for the annuitant’s annuity benefit payment option, gender, and age. The annuity benefit payment tables contained in the Contract are based on the Annuity 2000 Mortality Table. These tables are guaranteed for the life of the Contract.

Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in determining the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.

You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not previously annuitized may be changed by written request prior to the annuitization date.

If an annuity benefit payment option is not selected, we will automatically apply:
· for Contracts with one annuitant — Life Income with payments guaranteed for a period of 10 years.
· for Contracts with joint annuitants — Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.

The available annuity benefit payment options for both full and partial annuitizations include:

· Fixed Period Income – Level payments continue for a fixed period. You may select a range from 5 to 30 years
(state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the fixed period. Payments stop after all guaranteed payments are received.

· Life Income – Level payments continue for the annuitant’s lifetime. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments when the annuitant dies.

· Life Income with Period Certain – Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

· Joint and Survivor – Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both the annuitants die before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments after both annuitants die.

· Joint and Survivor with Period Certain – Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

Other annuity benefit payment options may be available.

Tax Considerations Regarding Annuity Benefit Payment Options

If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70½. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract.

Additional rules apply to distributions under non-qualified contracts (see FEDERAL TAX MATTERS — Required
Distributions for Non-Qualified Contracts).

Death of Annuitant (During the Annuitization Period)

If the annuitant dies during the annuity benefit payment period, remaining payments are made to the owner throughout the guaranteed payment period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining payments are made to the contingent owner. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.

CHARGES AND DEDUCTIONS

Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss.
If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Annual Fee, Transaction Fee and Premium Tax. For a summary, see SUMMARY
EXPENSE INFORMATION.

In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.

Surrender Charge

No sales charge is collected or deducted when premium payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (primarily, commissions, as well as other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which include profit, if any, from the mortality and expense risks charge.

NOTE: If you plan to make multiple premium payments, you need to be aware that each premium payment has its own surrender charge period (shown below). The surrender charge for any total or partial surrender is a percentage of all the premium payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the premium payments surrendered is determined by the following tables.

Surrender Charge for Contracts (as a percentage of amounts surrendered):

Number of completed contract years	Surrender charge applied to all
since each premium payment	premium payments received in
was made	that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

Each premium payment begins in year 0 for purposes of calculating the percentage applied to that premium payment. However, premium payments are added together by contract year for purposes of determining the applicable surrender charge. If your contract year begins April 1 and ends March 31 the following year, all premium payments received during that period are considered to have been made in that contract year.

NOTE: For Contracts written in the states of Alabama, Massachusetts, and Washington, the surrender charges are applicable only to premium payments made in the first three contract years.

For purpose of calculating surrender charges, we assume that surrenders and transfers are made in the following order:
· first from premium payments no longer subject to a surrender charge;
· then from the free surrender privilege (first from the earnings, then from the oldest premium payments (i.e., on a first-in, first-out basis)) described below; and
· then from premium payments subject to a surrender charge on a first-in, first-out basis.

NOTE: Partial surrenders may be subject to both a surrender charge and a transaction fee.

Free Surrender Privilege

The free surrender privilege is an amount normally subject to a surrender charge that may be surrendered without a charge. The free surrender privilege is the greater of:

· earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
· 10% of the premium payments, decreased by any partial surrenders and partial annuitizations since the last contract anniversary.

Any amount not taken under the free surrender privilege in a contract year is not added to the amount available under the free surrender privilege for any following contract year(s).

Unscheduled partial surrenders of the free surrender privilege may be subject to the transaction fee described below.

Waiver of Surrender Charge

The surrender charge does not apply to:
· amounts applied under an annuity benefit payment option; or
· payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
· amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Internal Revenue
Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
· an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.

In addition, the Waiver of Surrender Charge Rider is automatically added to your Contract at issue. This rider waives the surrender charge on surrenders made after the first Contract anniversary if the original owner or original annuitant has a critical need. See RIDER BENEFITS — Waiver of Surrender Charge Rider for more information.

Transaction Fee

To assist in covering our administration costs, we reserve the right to charge a transaction fee of the lesser of $25 or
2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered, on a pro rata basis.

To assist in covering our administration costs or to discourage market timing, we also reserve the right to charge a transaction fee of the lesser of $30 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year. The transaction fee would be deducted from the investment option(s) from which the amount is transferred, on a pro rata basis.

Premium Taxes

We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a premium payment when we receive it, or the accumulated value when you request a surrender (total or partial) or you request application of the accumulated value (full or partial) to an annuity benefit payment option. Premium taxes range from 0% in most states to as high as 3.50%.

Annual Fee

Contracts with an accumulated value of less than $30,000 are subject to an annual Contract fee of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one variable annuity contract with us, all the Contracts you own or jointly own are aggregated, on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that
Contract will be charged. The fee is deducted from the investment option that has the greatest value. The fee is deducted on each Contract anniversary and upon total surrender of the Contract. The fee assists in covering administration costs, primarily costs to establish and maintain the records which relate to the Contract.

GMWB Charge

The current annual charge for the rider is 0.73% of the average quarterly withdrawal benefit base. The charge is taken at the end of the calendar quarter at a quarterly rate of 0.1825%, based on the average quarterly withdrawal benefit base during the calendar quarter. The average quarterly withdrawal benefit base is equal to the withdrawal benefit base at the beginning of the calendar quarter plus the withdrawal benefit base at the end of the calendar quarter and the sum is divided by two. There may be times when the sum of the four quarterly fee amounts is different than the fee amount if we calculated it annually. For example, if your withdrawal benefit base is changed on your contract anniversary, the fee for that calendar quarter will vary from the other quarters.

If we increase the rider charge, you will be notified in advance. Before the effective date of the rider charge increase, you have the following options:
· Accept the increased rider charge and continue to be eligible to receive a GMWB Step-Up at each rider anniversary; or
· Decline the increased rider charge by sending us notice that you are opting out of the GMWB Step-Up and electing to remain at your current rider charge. Once you opt out of the GMWB Step-Up, you will no longer be eligible for any future GMWB Step-Ups and the feature cannot be added back to this rider.

At the end of each calendar quarter, the rider charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a calendar quarter, the rider charge is prorated according to the number of days this rider is in effect during the calendar quarter. Upon termination of this rider, the rider charge will be based on the number of days this rider is in effect during the calendar quarter.

We reserve the right to increase the rider charge up to the maximum annual charge. The maximum annual charge is
1.65% (0.4125% quarterly) of the average quarterly withdrawal benefit base.

The rider charge is intended to reimburse us for the cost of the protection provided by this rider.

Separate Account Annual Expenses

Mortality and Expense Risks Charge

We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25%
of the average daily net assets of the Separate Account divisions. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated.

This charge is intended to compensate us for the mortality risk on the Contract. We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. We do not impose a surrender charge on a death benefit payment, which is an additional mortality risk.

This charge is also intended to cover our expenses, primarily related to operation of the Contract, including
· furnishing periodic Contract statements, confirmations and other customer communications;
· preparation and filing of regulatory documents (such as this prospectus);
· preparing, distributing and tabulating proxy voting materials related to the underlying mutual funds; and
· providing computer, actuarial and accounting services.

If the mortality and expense risks charge is not enough to cover our costs, we bear the loss. If the mortality and expense risks charge is more than our costs, the excess is profit to the Company.

Administration Charge

Currently, we do not impose a Separate Account administration charge. We reserve the right to assess each
Separate Account division with a daily administration charge that is guaranteed not to exceed the annual rate of
0.15% of the average daily net asset value of the divisions. We will provide prior written notice in the event that we exercise our right to assess the administration charge.

In the event that we assess the administration charge, it would be imposed in order to cover our costs for administration of the Contract that are not covered in the mortality and expense risk charge, above. In the event that we assess an administration charge, it would not be imposed after the annuitization date of the Contract. In the event that we assess an administration charge, it would be assessed daily against the Separate Account division values in the same manner as the mortality and expense risks charge, above.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement – program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement – program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual fees or surrender charges.

Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected premium payments, total assets under management for the owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administration costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected owners and other owners with contracts funded by the
Separate Account.

RIDER BENEFITS

Not all riders are available in all states or through all broker dealers and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of any rider at any time. For information regarding availability of any rider, you may contact your registered representative or call us at 1-800-852-4450.

See CHARGES AND DEDUCTIONS for current and maximum rider charges.

Waiver of Surrender Charge Rider

The Waiver of Surrender Charge Rider waives the surrender charge on surrenders made after the first Contract anniversary if the original owner or original annuitant has a critical need. This rider is automatically made a part of the
Contract at issue. There is no charge for this rider.

The benefits under the Waiver of Surrender Charge Rider are available for a critical need if the following conditions are met:
· the original owner or original annuitant has a critical need (NOTE: A change of ownership will terminate this rider;
once terminated the rider may not be reinstated.); and
· the critical need did not exist before the contract date.

For the purposes of this rider, the following definitions apply:

· critical need — owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.
· health care facility — a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.
· terminal illness — sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company. In Texas and
New Jersey, terminal illness is not included in the criteria for critical need.
· total and permanent disability — a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability benefits. In New York, a different definition of total and permanent disability applies. In Oregon, total and permanent disability is not included in the criteria for critical need.

NOTE: The Waiver of Surrender Charge Rider is not available in Massachusetts.

You may obtain more specific information regarding the Waiver of Surrender Charge Rider from your registered representative or by calling us at 1-800-852-4450.

Guaranteed Minimum Withdrawal Benefit (GMWB)

This Contract is issued with a Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider which is designed to help protect you against the risk of a decrease in the Contract accumulated value due to market declines. This benefit is also intended to help you avoid the risk of outliving your money. The GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.

We use certain defined terms in our description of the rider. For your convenience, we have included definitions of those terms in GMWB Terms.

GMWB Overview

For Life withdrawal benefit payment percentages. This rider permits an election of “Joint Life” For Life withdrawal benefit payments or “Single Life” For Life withdrawal benefit payments.

Bonus feature. This rider has a Bonus feature (described below) which rewards you for not taking a withdrawal in certain early years of the rider. The GMWB Bonus does not increase your Contract accumulated value.

Step-Up feature. This rider has a Step-Up feature (described below) which can increase your rider withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are made, the division values rise with market growth, or exchange credits are applied.

Maximum annual rider charge. This rider has a maximum annual rider charge of 1.65% of the For Life withdrawal benefit base.

Spousal continuation. This rider provides that the For Life withdrawal benefit may be available to an eligible spouse who continues the Contract with the rider.

GMWB Rider Restrictions/Limitations
This rider may not be terminated for five contract years following the rider effective date.

This rider does not restrict or change your right to take — or not take — withdrawals under the Contract. All withdrawals reduce the Contract accumulated value by the amount withdrawn and are subject to the same conditions, limitations, fees, charges and deductions as withdrawals otherwise taken under the provisions of the
Contract; for example, withdrawals will be subject to surrender charges if they exceed the free surrender amount
(see CHARGES AND DEDUCTIONS — Surrender Charge, Free Surrender Privilege). However, any withdrawals may have an impact on the value of your rider’s benefits. If you take withdrawals in an amount that exceeds an available withdrawal benefit payment (excess withdrawal), you will shorten the life of the rider, lower the withdrawal benefit payments and/or cause the rider to terminate for lack of value unless you make additional premium payments or a GMWB Step-Up is applied.

There is a charge for this rider which can increase up to the guaranteed maximum charge for the rider (see
SUMMARY OF EXPENSE INFORMATION — Periodic Expenses).

This rider restricts your Contract investment options (see Investment Options below).

Any ownership change, change of beneficiary or other change before the annuitization date which would cause a change in a covered life may result in termination of this rider (see Covered Life Change).

GMWB Terms
We use the following definitions to describe the features of this rider:

· Excess Withdrawal — the portion of a withdrawal that exceeds the available withdrawal benefit payment.
· GMWB Bonus — a bonus credited to the withdrawal benefit base, provided certain conditions are met.
· GMWB Step-Up — an increase to the withdrawal benefit base to an amount equal to your Contract’s accumulated value on the most recent Contract anniversary, provided certain conditions are met.
· Required minimum distribution (“RMD”) amount — the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions in effect as of the rider effective date.
· Rider effective date — the date the rider is issued.
· Withdrawal — any partial surrender (including surrender charges, if any) and/or any partial annuitization of your
Contract’s accumulated value.
· Withdrawal benefit base (also referred to as For Life withdrawal benefit base) — the basis for determining the withdrawal benefit payment available each year.
· Withdrawal benefit payment (also referred to as For Life withdrawal benefit payment) — the amount that we guarantee you may withdraw each contract year.

Investment Options

The investment options you may select are restricted. The investment options (the “investment options”) reflect a balanced investment objective and if your investment goal is aggressive growth, these investment options may not support your investment objective. With investment options that reflect a balanced investment objective, there is potentially a reduced likelihood that we will have to make benefit payments when the Contract value goes to zero, when the Contact reaches the maximum annuitization date, or if there is a death claim.

You must allocate 100% of your Separate Account division accumulated value and premium payments to one of the available investment options while the GMWB rider is in effect. Any future premium payments are allocated to the investment option your Separate Account division accumulated value is invested in at the time of the new premium payments.

The available investment options are:
· Diversified Growth Account; or
· Diversified Balanced Account.

For more information about the Diversified Growth and Diversified Balanced Account, please see the prospectus sections titled THE CONTRACT - The Underlying Mutual Funds, TABLE OF SEPARATE ACCOUNT DIVISIONS and
the underlying fund’s prospectus provided with this prospectus.

You may allocate premium payments and transfer Contract accumulated value to the Fixed Account. Such allocations and transfers are subject to the provisions of your Contract. See FIXED ACCOUNT.

We reserve the right to modify the list of available of available investment options, subject to compliance with applicable regulations. Changes or restrictions will apply only to new purchasers of the Contract or to you if you transfer out of an investment option and wish to transfer back to that investment option.

The rider may not be terminated for five contract years following the rider effective date.

Please see Appendix A for information regarding transfers between GMWB Investment Options and GMWB
Investment Options Underlying Funds.

Withdrawal Benefit Base

The withdrawal benefit base is used to calculate the annual withdrawal benefit payment. We calculate the withdrawal benefit base on the rider effective date and each contract anniversary.

The initial withdrawal benefit base is equal to the initial premium payment.

On each contract anniversary, the withdrawal benefit base is
· increased dollar-for-dollar by any additional premium payments made since the previous contract anniversary, any GMWB Bonus credited since the previous contract anniversary, and any GMWB Step-Up; and
· decreased to reflect any excess withdrawals taken since the previous contract anniversary (the reduction will be greater than dollar-for-dollar, if the Contract accumulated value is less than the withdrawal benefit base at the time of the excess withdrawal). See Excess Withdrawals, below, for information about the negative effect of excess withdrawals.

If the adjustment for any withdrawals causes the withdrawal benefit base to reduce to zero, the rider will terminate
(unless you make additional premium payments or a GMWB Step-Up is applied).

Withdrawal Benefit Payment

The For Life withdrawal benefit payments are automatically calculated as “Single Life” unless you provide notice and good order instructions to select “Joint Life” For Life withdrawal benefit payments. If eligible, you may elect “Joint
Life” For Life withdrawal benefit payments anytime on or before your first withdrawal following the rider effective date.
Once you take this first withdrawal, you cannot change your election of “Single Life” or “Joint Life” For Life withdrawal benefit payments, regardless of any change in life events.

“Single Life” For Life withdrawal benefit payments. “Single Life” For Life withdrawal benefit payments are based on one covered life. The covered life for “Single Life” is the
a.owner if there is only one owner;
b.annuitant if the owner is not a natural person;
c. youngest joint owner if there are joint owners; or
d.youngest annuitant if there are joint annuitants and the owner is not a natural person.

In addition, the covered life must satisfy this rider’s issue age requirements on the date the covered life is designated in accordance with the terms of this rider.

As long as the Contract is in effect, “Single Life” For Life withdrawal benefit payments may be taken until the earlier of the date of the death of the first owner to die (first annuitant, if applicable) or the date the For Life withdrawal benefit base reduces to zero.

“Joint Life” For Life withdrawal benefit payments. “Joint Life” For Life withdrawal benefit payments are based on two covered lives. You may only elect “Joint Life” For Life withdrawal benefit payments if there are two covered lives that meet the eligibility requirements. There can be no more than two covered lives. The “Joint Life” election is not available if the owner is not a natural person.

To be eligible for “Joint Life” the covered lives must be
a. the owner and the owner’s spouse, provided there is only one owner and the spouse is named as a primary ben-
eficiary; or
b. the joint owners, provided the joint owners are each other’s spouse.

NOTE: For purposes of this rider, “spouse” means the person who is recognized as the owner’s spouse and is eligible to make a spousal election under federal tax laws.

NOTE: At the time a covered life is designated, that covered life must satisfy the issue age requirements.

As long as the Contract is in effect, “Joint Life” For Life withdrawal benefit payments will continue until the earlier of the date of the death of the last covered life or the date the “For Life” withdrawal benefit base reduces to zero.

Calculating the For Life Withdrawal Benefit Payment

The For Life withdrawal benefit payment is an amount equal to a percentage multiplied by the For Life withdrawal benefit base.

The For Life withdrawal benefit payment percentage depends on whether you have elected “Single Life” or “Joint
Life” and the age of the covered life on the date of the first withdrawal following the rider effective date:

·	“Single Life”:

	Age of Covered Life at First	For Life Withdrawal Benefit
	Withdrawal	Payment Percentage
	60-64	5.00%
	65-69	5.25%
	70-74	5.50%
	75-79	6.00%
	80+	6.50%

·	“Joint Life”:

	Age of Younger Covered Life at	For Life Withdrawal Benefit
	First Withdrawal	Payment Percentage
	60-64	4.50%
	65-69	4.75%
	70-74	5.00%
	75-79	5.50%
	80+	6.00%

Because the For Life withdrawal benefit payments are tiered based on the age of the younger covered life at the time of the first withdrawal, you should carefully choose when you take the first withdrawal following the rider effective date. Once a withdrawal is taken, the For Life withdrawal benefit payment percentage is locked in for the life of this rider. In addition, when you take your first withdrawal, your election of “Single Life” or “Joint Life” remains locked in and cannot be changed. For example, if you have elected “Joint Life” For Life withdrawal benefit payments and take the first withdrawal when the younger covered life is age 61, your For Life withdrawal benefit payment percentage will be locked in at 4.50% for the remaining life of this rider and cannot be changed.

Covered Life Change. Any ownership change, change of beneficiary or other change before the annuitization date which would cause a change in a covered life (a “Change”) will result in termination of this rider, except for the following permissible Changes:

1.	Spousal continuation of this rider as described below in Spousal Continuation.

2.	If withdrawals have not been taken and you have not previously elected to continue this rider as provided in
Spousal Continuation, then

	a.	you may add a joint owner or primary beneficiary to your Contract as a covered life, provided that the new joint owner or primary beneficiary is an eligible covered life as set forth above.

	b.	you may remove a joint owner or primary beneficiary as a covered life.

	c.	the For Life withdrawal benefit payment percentage will be based on the age of the covered lives and will lock in at the percentage applicable on the date of your first withdrawal.

3.	If withdrawals have been taken and you have locked in “Single Life” For Life withdrawal benefit payments, then

	a.	you may remove a joint owner as a covered life.

	b.	you may add a primary beneficiary to your Contract, however, you may not add a primary beneficiary as a covered life for purposes of this rider.

	c.	the For Life withdrawal benefit payment percentage will remain locked in at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.

4.	If withdrawals have been taken and you have locked in “Joint Life” For Life withdrawal benefit payments, then

	a.	you may remove a joint owner or primary beneficiary as a covered life.

	b.	you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.

	c.	the For Life withdrawal benefit payment percentage will remain locked in at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.

5.	If you have previously elected to continue this rider as provided in Spousal Continuation, then you may add a pri-
mary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider. If the primary beneficiary that you add is your spouse, upon your death the spouse can continue the contract, but the rider will terminate.

No Change is effective until approved by us in writing. Upon our approval, the Change is effective as of the date you signed the notice requesting the Change.

An assignment of the Contract or this rider shall be deemed a request for a Change. If the Change is not one of the above permissible Changes, this rider will be terminated as of the date of the assignment.

Effect of Withdrawals

This rider does not require you to take an available withdrawal benefit payment. If you want to take advantage of this rider’s GMWB Bonus feature, withdrawals cannot be taken during the period the GMWB Bonus is available. Please see GMWB Bonus below.

If you elect not to take an available withdrawal benefit payment, that amount will not be carried forward to the next contract year.

If you take excess withdrawals, the withdrawal benefit base for each withdrawal option will be reduced on the next contract anniversary. See Excess Withdrawals for information about the negative effect of excess withdrawals.

To help you better understand the various features of this rider and to demonstrate how premium payments made and withdrawals taken from the Contract affect the values and benefits under this rider, we have provided several examples in Appendix B.

Excess Withdrawals

Any withdrawals that exceed the available withdrawal benefit payments are excess withdrawals. Excess withdrawals decrease the withdrawal benefit base, which will reduce future withdrawal benefit payments.

Excess withdrawals reduce withdrawal benefit payments and the withdrawal benefit base. The reductions can be greater than dollar-for-dollar when the Contract accumulated value is less than the withdrawal benefit base at the time of the excess withdrawal, as shown below.

Effect on withdrawal benefit base. Excess withdrawals will reduce the withdrawal benefit base in an amount equal to the greater of:
· the excess withdrawal, or
· the result of (a divided by b) multiplied by c, where:

a = the amount withdrawn that exceeds the available withdrawal benefit payment prior to the withdrawal;
b = the Contract accumulated value after the withdrawal benefit payment is deducted, but prior to deducting the amount of the excess withdrawal; and
c = the withdrawal benefit base prior to the adjustment for the excess withdrawal.

Required Minimum Distributions (RMD)

Tax-qualified Contracts are subject to certain federal tax rules requiring that RMD be taken on a calendar year basis
(i.e., compared to a contract year basis), usually beginning after age 70½.

If you are eligible for and enroll in our RMD Program for GMWB, as discussed below, a withdrawal taken to satisfy
RMD for the Contract (an “RMD amount”) that exceeds a withdrawal benefit payment for that contract year will not be deemed an excess withdrawal.

RMD Program. Eligibility in the RMD Program for GMWB is determined by satisfaction of the following requirements:

· the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of the Internal
Revenue Code is based only on this Contract (the “RMD amount”); and
· you have elected scheduled withdrawal payments.

NOTE: Although enrollment in the RMD Program for GMWB does not prevent you from taking an unscheduled withdrawal, an unscheduled withdrawal will cause you to lose the RMD Program protections for the remainder of the contract year. This means that any withdrawals (scheduled or unscheduled) during the remainder of the contract year that exceed applicable withdrawal benefit payments will be treated as excess withdrawals, even if the purpose is to take the RMD amount. You will automatically be re-enrolled in the
RMD Program for GMWB on your next contract anniversary.

We reserve the right to modify or eliminate the RMD Program for GMWB; for example, if there is a change to the
Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the
RMD Program for GMWB. Any modifications or elimination of the RMD Program for GMWB will take effect after notice. If we exercise our right to modify or eliminate the RMD Program for GMWB, then any scheduled or unscheduled withdrawal in excess of a withdrawal benefit payment after the effective date of the program’s modification or elimination will be deemed an excess withdrawal.

You may obtain more information regarding our RMD Program for GMWB by contacting your registered representative or by calling us at 1-800-852-4450.

GMWB Bonus

Under the GMWB Bonus, on each of the first two contract anniversaries following the rider effective date, we will credit a bonus (“GMWB Bonus”) to the withdrawal benefit base, provided you have not taken any withdrawals since the rider effective date.

The GMWB Bonus is equal to the total of all premium payments made prior to the applicable contract anniversary multiplied by the applicable percentage shown in the chart below.

Contract Anniversary (following	GMWB Bonus Percentage
the rider effective date)
1	5.00%
2	5.00%

The GMWB Bonus is no longer available after the earlier of
· The second contract anniversary following the rider effective date; or
· The date you take a withdrawal following the rider effective date.

NOTE: The GMWB Bonus is used only for the purposes of calculating the withdrawal benefit base. The GMWB
Bonus is not added to your Contract accumulated value.

GMWB Step-Up

The GMWB Step-Up is automatic and applies annually. Under this rider, unless an owner opts out of the automatic
GMWB Step-Up, the rider charge will increase if our then current rider charge is higher than when the rider was pur-
chased. The rider charge will never be greater than the maximum GMWB rider charge. See SUMMARY OF
EXPENSE INFORMATION section.

If you satisfy the eligibility requirements on a contract anniversary and your Contract accumulated value is greater than the withdrawal benefit base, we will step-up the withdrawal benefit base to your Contract accumulated value on that contract anniversary. We will not reduce your withdrawal benefit base if your Contract accumulated value on a contract anniversary is less than the withdrawal benefit base.

If you are eligible for a GMWB Step-Up of the withdrawal benefit base, you will be charged the then current rider charge. You may choose to opt out of the GMWB Step-Up feature if the charge for your rider will increase. We will send you advance notice if the charge for your rider will increase in order to give you the opportunity to opt out of the
GMWB Step-Up feature. Once you opt out, you will no longer be eligible for future GMWB Step-Ups.

The GMWB Step-Up operates as follows:

On each contract anniversary following the rider effective date, you are eligible for a GMWB Step-Up of the withdrawal benefit base if you satisfy all of the following requirements:

1. the contract anniversary occurs before the later of
a. the contract anniversary following the date the oldest owner (oldest annuitant if the owner is not a natural person) attains age 80; or
b. ten years after the rider effective date;
2. you have not declined any increases in the rider charge; and
3. you have not fully annuitized the Contract.

Effect of Reaching the Maximum Annuitization Date Under the Rider

On or before the maximum annuitization date, you must elect one of the Contract or GMWB rider payment options described below.

1. Contract payment options:
· Payments resulting from applying the Contract accumulated value to an annuity benefit payment option.
· Payment of the Contract accumulated value as a single payment.

2. GMWB rider payment option:
· Fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment, until the date of death of the last covered life.

Please see Effect of Withdrawals for information on how withdrawals prior to the maximum annuitization date affect the GMWB values.

We will send you written notice at least 30 days prior to the maximum annuitization date and ask you to select one of the available payment options listed above. If we have not received your election as of the maximum annuitization date, we will automatically apply your Contract accumulated value to an annuity benefit payment option as described in THE CONTRACT — The Annuitization Period, Annuity Benefit Payment Options.

Effect of the Contract Accumulated Value Reaching Zero under the Rider

In the event the Contract accumulated value reduces to zero, we will pay the withdrawal benefit payments to you as follows:

·	If you have taken withdrawal benefit payments prior to the Contract accumulated value reaching zero, your For
Life withdrawal option is either “Joint Life” or “Single Life” depending on your election at the time of your first withdrawal.
·	If you have not taken withdrawal benefit payments prior to the Contract accumulated value reaching zero, you must elect either
· the “Single Life” For Life withdrawal option: you will receive fixed scheduled payments each year in the amount of the “Single Life” For Life withdrawal benefit payment, until the date of your death (annuitant’s death if the owner is not a natural person).
· the “Joint Life” For Life withdrawal option: you will receive fixed scheduled payments each year in the amount of the “Joint Life” For Life withdrawal benefit payment, until the date of the death of the last covered life.

NOTE:	In the event that the Contract accumulated value reduces to zero, the withdrawal benefit payments elected above will continue, but all other rights and benefits under this rider and the Contract (including the death benefits) will terminate, and no additional premium payments will be accepted.

We will send you prior written notice whenever reasonably feasible if your Contract accumulated value is approaching zero.

GMWB At Death

If the Contract Accumulated Value is Greater than Zero. The following table illustrates the various situations and the resulting outcomes if your Contract accumulated value is greater than zero at your death.

If you die and...	And...	Then...
You are the sole	Your spouse is	The primary beneficiary(ies) will receive the death
owner	not named as a	benefit under the Contract*.
primary
	beneficiary	All other rights and benefits under the rider and
Contract will terminate.

You are the sole	Your spouse is	Your spouse may
owner	named as a
	primary	a. continue the contract with or without this rider as set
	beneficiary	forth below in GMWB Spousal Continuation; or
b. receive the death benefit under the Contract*.

All other primary beneficiaries will receive the death
benefit under the contract.

Unless your spouse elects to continue the contract
with this rider, only your spouse’s and
beneficiary(ies)’s right to the above-selected payments
will continue; all other rights and benefits under the
rider and Contract will terminate.

You are a joint	The surviving	Your surviving owner will receive the death benefit
owner	joint owner is not	under the Contract*.
your spouse
All other rights and benefits under the rider and
Contract will terminate.

You are a joint	The surviving	Your spouse may
owner	joint owner is
	your spouse	a. continue the contract with or without this rider as set
forth below in GWMB Spousal Continuation; or
b. receive the death benefit under the Contract*.

Unless the surviving spouse owner elects to continue
the contract with this rider, upon your death, only your
spouse’s right to the above-selected payments will
continue; all other rights and benefits under the rider
and Contract will terminate.

* Please see THE CONTRACT — Death Benefit for an explanation of the Contract’s death benefit and payment options available for the Contract’s death benefit.

If...	And...	Then...
The annuitant dies	The owner is not	The beneficiary(ies) receive the death benefit under
	a natural person	the Contract.

If a beneficiary dies before the annuitant, on the
annuitant’s death we will make equal payments to the
surviving beneficiaries unless the owner provided us
with other written instructions. If no beneficiary(ies)
survive the annuitant, the death benefit is paid to the
owner.

Upon the annuitant’s death, only the beneficiary(ies)
right to the death benefit will continue; all other rights
and benefits under the Contract will terminate.

NOTE: The “Joint Life” For Life withdrawal option is not available if the owner is not a natural person.

If the Contract Accumulated Value is Zero. The following table illustrates the various situations and the resulting outcomes if the Contract accumulated value is zero at your death.

If you die and...	And...	Then...
You are the sole	You elected the	All payments stop and all rights and benefits under the
owner	“Single Life” For	Contract terminate.
Life withdrawal
option*

You are the sole	You elected the	We will continue payments to the surviving covered
owner	“Joint Life” For	life according to the schedule established when you
	Life withdrawal	made your election until the date of the surviving
	option*	covered life’s death.

Upon the surviving covered life’s death, all payments
stop and all rights and benefits under the Contract
terminate.

You are a joint	You elected the	All payments stop and all rights and benefits under the
owner	“Single Life” For	Contract terminate.
Life withdrawal
option*

You are a joint	You elected the	We will continue payments to the surviving covered
owner	“Joint Life” For	life according to the schedule established when you
	Life withdrawal	made your election until the date of the surviving
	option*	covered life’s death.

Upon the surviving joint owner’s death, all payments
stop and all rights and benefits under the Contract
terminate.

* Please see Effect of the Contract Accumulated Value Reaching Zero under the Rider for details regarding election of the For Life withdrawal option.

If...	And...	Then...
The annuitant dies	The owner is not	The beneficiary(ies) receive the death benefit under
	a natural person	the Contract.

	The owner	All payments stop and all rights and benefits under the
	elected the	Contract terminate.
"Single Life" For
Life Withdrawal
option*

NOTE: The “Joint Life” For Life withdrawal option is not available if the owner is not a natural person.

Termination and Reinstatement of the Rider

You may not terminate this rider prior to the 5th contract anniversary following the rider effective date.

We will terminate this rider upon the earliest to occur:
·	The date you send us notice to terminate the rider (after the 5th contract anniversary following the rider effective date). This will terminate the rider, not the Contract.
·	The date you fully annuitize, fully surrender or otherwise terminate the Contract.
·	The For Life withdrawal benefit base is zero.
·	The date the contract owner is changed (annuitant is changed if the owner is not a natural person), except a change in owner due to a spousal continuation of the rider as described in GMWB Spousal Continuation or the removal/ addition of a joint life as described in Covered Life Change.
·	The date your surviving spouse elects to continue the Contract without this rider (even if prior to the fifth Contract anniversary following the rider effective date).
·	The date you make an impermissible change in a covered life.

If this rider terminates for any reason other than full surrender of the Contract, this rider may not be reinstated.

If you surrender the Contract with this rider attached and the Contract is later reinstated, this rider also must be rein-
stated. At the time this rider is reinstated, we will deduct rider charges scheduled during the period of termination and make any other adjustments necessary to reflect any changes in the amount reinstated and the contract accumulated value as of the date of termination.

GMWB Spousal Continuation

This rider provides that the For Life withdrawal benefit may be available to an eligible spouse who continues the Con-
tract with the rider.

If you die while this rider is in effect and if your surviving spouse elects to continue the Contract in accordance with its terms, the surviving spouse may also elect to continue this rider if

1.	the Contract accumulated value is greater than zero;
2.	there has not been a previous spousal continuation of the Contract and this rider; and
3.	your spouse is either
	a.	your primary beneficiary, if you were the sole owner; or
	b.	the surviving joint owner, if there were joint owners.

If your spouse elects to continue the Contract without this rider, this rider and all rights, benefits and charges under this rider will terminate and cannot be reinstated.

NOTE: Although spousal continuation may be available under federal tax laws for a subsequent spouse, this rider may be continued one time only.

The following table illustrates the various changes and the resulting outcomes associated with continuation of this rider by an eligible surviving spouse.

If you die and...	And...	Then if your spouse continues this rider...
No withdrawals	Your spouse	Your spouse may take withdrawals until the earlier of
have been taken	meets the	the death of your spouse or the For Life withdrawal
since the rider	minimum issue	benefit base reduces to zero.
effective date	age requirement
For Life withdrawal benefits will automatically be
calculated as “Single Life” and your spouse will be the
sole covered life. Your spouse may not add a new
covered life or elect “Joint Life”.

The For Life withdrawal benefit percentage will be
based on your spouse’s age and will lock in at the
“Single Life” percentage applicable on the date of your
spouse’s first withdrawal.

All other provisions of this rider will continue as in
effect on the date of your death.

No withdrawals	Your spouse	The GMWB rider terminates upon your death.
have been taken	does not meet
since the rider	the minimum	All other provisions of the Contract will continue as in
effective date	issue age	effect on the date of your death.
requirement

If you die and...	And...	And...	Then if your spouse continues this rider...
Withdrawals have	You have	----	The GMWB rider terminates upon your death.
been taken since	locked in
the rider effective	“Single Life”		All other provisions of the Contract will continue as
date	For Life		in effect on the date of your death.
withdrawal
benefits

Withdrawals have	You have	Your spouse	Your spouse may continue to take For Life
been taken since	locked in	is the	withdrawal benefit payments until the earlier of the
the rider effective	“Joint Life” For	surviving	death of your spouse or the For Life withdrawal
date	Life	covered life	benefit base reduces to zero.
withdrawal
	benefits		For Life withdrawal benefits will continue to be
calculated as “Joint Life”.

The For Life withdrawal benefit percentage will
remain locked in at the “Joint Life” percentage
applicable on the date of your first withdrawal and
will not be reset to reflect your death.

All other provisions of this rider will continue as in
effect on the date of your death.

Withdrawals have	You have	There is no	The GMWB rider terminates upon your death.
been taken since	locked in	surviving
the rider effective	“Joint Life” For	covered life	All other provisions of the Contract will continue as
date	Life		in effect on the date of your death.
withdrawal
benefits

Effect of Divorce on the Rider

Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of this rider while the former spouse will no longer have any such rights or be entitled to any benefits under this rider. If you take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse, any portion of such withdrawal that exceeds the available withdrawal benefit payments will be deemed an excess withdrawal under this rider.

GMWB Summary

Issue Age	60-80

Rider Charge	· Maximum annual charge is 1.65%.
(as a percentage of average	· Current annual charge is 0.73%.
quarterly For Life withdrawal
benefit base)

Annual Withdrawal Limits	· “Single Life” — tiered percentages based on age
at first withdrawal, beginning at 5.00% and capping
at a maximum of 6.50% of the For Life withdrawal
benefit base
· “Joint Life” — tiered percentages based on age at
first withdrawal, beginning at 4.50% and capping at
a maximum of 6.00% of the For Life withdrawal
benefit base

For Life Withdrawal Benefit	· “Single Life” or “Joint Life” (your life and the lifetime
Payments	of your eligible spouse)
· For Life withdrawal benefit payments default to
“Single Life” unless “Joint Life” is elected

Termination	· You may terminate this rider anytime after the 5th
contract anniversary following the rider effective
date

GMWB Step-Up	· Automatic annual GMWB Step-Up available until
the later of (a) the Contract Anniversary prior to age
80 or (b) 10 years after the rider effective date.

GMWB Bonus	· If no withdrawals are taken, a GMWB Bonus is
applied to the withdrawal benefit base on each
contract anniversary as shown below.
· Year 1 — 5.00% of premium payments
· Year 2 — 5.00% of premium payments

Investment Restrictions	You must select either:
· Diversified Growth; or
· Diversified Balanced.

There are no additional restrictions on allocations to
the Fixed Account.

Spousal Continuation	· At the death of the first owner to die, a spouse who
is a joint owner or primary beneficiary may have the
option to continue the contract with this rider.

FIXED ACCOUNT

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate
Account and contains only selected information regarding the fixed account. The Fixed Account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment
Company Act of 1940, the Fixed Account, and any interest in it, are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Our obligations with respect to the Fixed Account are supported by our general account. The general account is the assets of the Company other than those assets allocated to any of our Separate Accounts. Subject to applicable law, we have sole discretion over the assets in the general account. Separate Account expenses are not assessed against any Fixed Account values. You can obtain more information concerning the Fixed Account from your registered representative or by calling us at 1-800-852-4450.

We reserve the right to refuse premium payment allocations and transfers from the other investment options to the
Fixed Account. We will send you a written notice at least 30 days prior to the date we exercise this right. We will also notify you if we lift such restrictions.

The guaranteed minimum interest rate (“GMIR”) is determined by a formula, with the general parameters established by state law. The GMIR will never be less than one percent and no greater than three percent. The GMIR is set at
Contract issue and will not change for the life of the contract.

The Company guarantees that premium payments allocated and amounts transferred to the Fixed Account earn interest at the interest rate in effect on the date premium payments are received or amounts are transferred. This rate, which will never be less than the GMIR, applies to each premium payment or amount transferred through the end of the Contract year.

Each contract anniversary, we declare a renewal interest rate that applies to the Fixed Account value in existence at that time. This rate, which will never be less than the GMIR applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the Fixed Account accumulated value from which deductions for fees and charges may be made.

NOTE 1:	Transfers and surrenders from the Fixed Account are subject to certain limitations as to frequency and amount. See FIXED ACCOUNT - Fixed Account Transfers, Total and Partial Surrenders.

NOTE 2:	We may defer payment of surrender proceeds payable out of the Fixed Account for up to six months. See
GENERAL PROVISIONS - Delay of Payments.

Fixed Account Accumulated Value

Your Fixed Account accumulated value on any valuation date is equal to:
· premium payments or credits allocated to the Fixed Account;
· plus any transfers to the Fixed Account from the other investment options;
· plus interest credited to the Fixed Account;
· minus any surrenders or applicable surrender charges or partial annuitizations from the Fixed Account;
· minus any transfers to the Separate Account.

Fixed Account Transfers, Total and Partial Surrenders

Transfers and surrenders from the Fixed Account are subject to certain limitations. In addition, surrenders from the
Fixed Account may be subject to a charge (see GLOSSARY — Surrender Charge).

You may transfer amounts from the Fixed Account to the Separate Account divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receipt of your instructions. You may transfer amounts on either a scheduled or unscheduled basis. You may not make both scheduled and unscheduled Fixed Account transfers in the same contract year.

Unscheduled Fixed Account Transfers. The minimum transfer amount is $100 (or entire Fixed Account accumulated value if less than $100). Once per contract year, within the 30 days following the contract anniversary date, you can:

·	transfer an amount not to exceed 25% of your Fixed Account accumulated value; or
·	transfer up to 100% of your Fixed Account accumulated value if:
·	your Fixed Account accumulated value is less than $1,000; or
·	a minus b is greater than 1% where:
· a = the weighted average of your Fixed Account interest rates for the preceding contract year; and
· b = the renewal interest rate for the Fixed Account.

Scheduled Fixed Account Transfers (Fixed Account Dollar Cost Averaging). You may make scheduled transfers on a monthly basis from the Fixed Account to the Separate Account as follows:

· You may establish scheduled transfers by sending a written request or by telephoning the home office at 1-
800-852-4450.
· Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
· If the selected date is not a valuation date, the transfer is completed on the next valuation date.
· Scheduled transfers are only available if the Fixed Account accumulated value is $5,000 or more at the time the scheduled transfers begin.
· Scheduled monthly transfers of a specified dollar amount will continue until the Fixed Account accumulated value is zero or until you notify us to discontinue the transfers. This specified dollar amount cannot exceed 2%
of your Fixed Account accumulated value.
· The minimum transfer amount is $100.
· If the Fixed Account accumulated value is less than $100 at the time of transfer, the entire Fixed Account accumulated value will be transferred.
· If you stop the transfers, you may not start transfers again without our prior approval.

GENERAL PROVISIONS

The Contract

The entire Contract is made up of the Contract, amendments, riders and endorsements and data pages. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments

Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:

· trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
· an emergency exists, as determined by the SEC, as a result of which:
· disposal by a mutual fund of securities owned by it is not reasonably practicable;
· it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
· the SEC permits suspension for the protection of security holders.

If payments are delayed the transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days following the expiration of a permitted delay.

In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

Misstatement of Age or Gender

If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.

Assignment

If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.

You may assign ownership of your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single payment.

Change of Owner or Annuitant

If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA you may not change either the owner or the annuitant.

You may change the owner and/or annuitant of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change.
If ownership is changed, the benefits under certain riders may be affected. We reserve the right to require that you send us the Contract so that we can record the change.

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.

Beneficiary

While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.

Contract Termination

We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000, unless you have the GMWB rider.
Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within
60 days. Termination of the Contracts will not unfairly discriminate against any owner.

Reinstatement

Reinstatement is only available if you have surrendered your Contract for your full accumulated value. Any premium payments you make after a partial surrender or partial annuitization will be deemed new premium payments.

If you have requested to replace this Contract with an annuity contract from another company and want to reinstate this Contract, the following apply:
· we reinstate the Contract effective on the original surrender date;
· we apply the amount received from the other company (“reinstatement amount”) and the amount of the surrender charge you paid when you surrendered the Contract;
· these amounts are priced on the valuation date the money from the other company is received by us;
· commissions are not paid on the reinstatement amounts; and
· new data pages are sent to your address of record.

If you have the GMWB rider, rider fees will apply for the period between the date you requested termination and the date your contract was reinstated. Rider benefits will be adjusted when the amount originally surrendered differs from the reinstatement amount.

Reports

We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.

Quarterly statements reflect purchases and redemptions occurring during the quarter as well as the balance of units owned and accumulated values.

Important Information About Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original premium payment, the Contract will be terminated and any value surrendered in accordance with normal redemption procedures.

Rights Reserved by the Company

We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).

If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.

If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).

We also reserve the right to establish additional divisions, each of which would invest in a separate underlying mutual fund with a specified investment objective.

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The
Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

· Disrupt the management of the underlying mutual funds by:
· forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
· causing unplanned portfolio turnover;
· Hurt the portfolio performance of the underlying mutual funds; and
· Increase expenses of the underlying mutual fund and separate account due to:
· increased broker-dealer commissions; and
· increased record keeping and related costs.

If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the
Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

· Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
· Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by
1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
· Limiting the number of unscheduled transfers during a Contract year to no more than 12;
· Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within
30 days of the exchange/redemption) by you; and
· Taking such other action as directed by the underlying mutual fund.

We support the underlying mutual funds right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

Distribution of the Contract

The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392-0200), a
broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory
Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. Princor is paid
6.5% of premium payments by the Company for the distribution of the Contract. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Contracts.
Applications for the Contracts are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the
Company under applicable state insurance law and must be licensed to sell variable insurance products. The
Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved.

Performance Calculation

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.

The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the
Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these
Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance.
The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield”
because of the compounding effect of the assumed reinvestment.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts

Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.
· Premium payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.
· An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed
Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
· Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

The following discussion applies generally to Contracts owned by natural persons.
· Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
· The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
· Annuity benefit payments:
· The “investment in the contract” is generally the total of the premium payments made.
· The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
· After the premium payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your Contract.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal
Revenue Code requires:
· If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
· If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
· within five years after the date of your death; or
· as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
· If you take a distribution from the Contract before you are 59 ½, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.

TAX-QUALIFIED CONTRACTS: IRA, SEP, and SIMPLE-IRA

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
· IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
· SEP-IRA – A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
· SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employers. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the
Internal Revenue Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain
Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.

Premature Distributions: There is a 10% penalty under the Internal Revenue Code on the taxable portion of a
“premature distribution” from IRAs, IRA rollovers and SIMPLE-IRAs. The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a “premature distribution” unless the distribution is:

· made on or after you reach age 59 ½;
· made to a beneficiary on or after your death;
· made upon your disability;
· part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;
· made to pay certain medical expenses;
· for health insurance premiums while unemployed;
· for first home purchases (up to $10,000);
· for qualified higher education expenses;
· for qualified disaster tax relief distributions (up to $100,000);
· for qualified reservist distributions;
· for amounts levied by the IRS directly against your IRA;
· for earnings associated with refunds of excess IRA contributions paid prior to your tax filing deadline;
· for Roth IRA conversions (assuming the conversion remains in the Roth IRA for 5 years); or
· for transfer of IRA incident to divorce.

For more information regarding premature distributions, please reference IRS Publication 590 and consult your tax advisor.

Rollover IRAs

If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b)
plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or
IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59 ½ and not rolled over may be subject to an additional 10% excise tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA.
Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please see your tax advisor.

Roth IRAs

The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a
Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.

Required Minimum Distributions for IRAs

The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their
IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 70 ½. Thereafter, the RMD is required no later than December 31 of each calendar year.

The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner's IRAs NOTE: Contractual limitations exist that may limit the ability to satisfy an individual's multiple RMD obligations via this annuity. Please see GMWB Rider - Required
Minimum Distribution (RMD) for details.

Failure to comply with the RMD rules can result in an excise tax penalty. This penalty equals 50% of the amount of the RMD that exceeds the actual distribution amount (if any) that occurred during the calendar year in question.

Withholding

Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United
States. Moreover, special “backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

MUTUAL FUND DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the Contracts. Under this Internal
Revenue Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the
Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the
Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the
National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Reservation of Rights

The Company reserves the right to:

· increase the minimum amount for each premium payment; and
· terminate a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total premium payments less partial surrenders and applicable surrender charges) is less than $2,000 unless you have a GMWB rider. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Legal Opinions

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa
Insurance Law, have been passed upon by Karen Shaff, General Counsel and Executive Vice President.

Legal Proceedings

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect
Separate Account B.

12h-7 Representation

The company is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 regarding the periodic reporting requirements of the Act.

Other Variable Annuity Contracts

The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

Householding

To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-
annual reports for the funds will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing.
Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions, and other parties
(“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract. The Company and/or its affiliates may also pay other amounts
(“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the Financial Intermediaries or their registered representatives to recommend the purchase of this Contract over competing annuity contracts or other investment products. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.

We and/or our affiliates provide services to and/or funding vehicles for welfare benefit plans, retirement plans and employer sponsored benefits. We and our affiliates may pay a bonus or other consideration or incentive to brokers or dealers:

· if a participant in such a welfare benefit or retirement plan or an employee covered under an employer sponsored benefit purchases an individual product with the assistance of a registered representative of an affiliate of ours;

· if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of ours;

· if the broker or dealer sold the funding vehicle the welfare benefit or retirement plan or employer sponsored benefit utilizes; or

· based on the broker's or dealer's relationship to the welfare benefit or retirement plan or employer sponsored benefit.

The broker or dealer may pay to its financial professionals some or all of the amounts we pay to the broker or dealer.

Service Arrangements and Compensation

The Company has entered into agreements with the distributors, advisers, and/or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the
Contract. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.

Independent Registered Public Accounting Firm

The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by
Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports which also appear in the SAI.

Financial Statements

The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS

Diversified Balanced Division

Invests in:	Principal Variable Contracts Funds Diversified Balanced Account - Class 2
Investment Advisor:	Principal Management Corporation
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk.

Diversified Growth Division

Invests in:	Principal Variable Contracts Funds Diversified Growth Account - Class 2
Investment Advisor:	Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account – Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

REGISTRATION STATEMENT

This prospectus (Part A of the registration statement) omits some information contained in the Statement of
Additional Information (Part B of the registration statement) and Part C of the registration statement which the
Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (including the Statement of Additional Information and Part C of the registration statement) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in
Washington, D.C. Information on the operation of the public reference room may be obtained by calling the
Commission at 202-551-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, D.C. 20549-0102.

The registration numbers for the Contract are 333-116220 and 811-02091.

CUSTOMER INQUIRIES

Your questions should be directed to: Principal Lifetime Income Solutions, Principal Financial Group, P.O. Box 9382,
Des Moines, Iowa 50306-9382, 1-800-852-4450. You may also contact us through our internet site:
www.principal.com.

TABLE OF CONTENTS OF THE SAI

General Information and History	3
Independent Registered Public Accounting Firm	3
Principal Underwriter	3
Calculation of Performance Data	3
Taxation Under Certain Retirement Plans	5
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	9
Financial Statements	10
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	150
Consolidated Financial Statements	151

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

APPENDIX A — GMWB INVESTMENT OPTIONS

GMWB Investment Options
While a GMWB rider is in effect, the investment options you may select are restricted. The investment options available under a GMWB rider (the “GMWB investment options”) reflect a balanced investment objective and if your investment goal is aggressive growth, a GMWB rider may not support your investment objective. With GMWB investment options that reflect a balanced investment objective, there is potentially a reduced likelihood that we will have to make GMWB benefit payments when the Contract value goes to zero, reaches the maximum annuitization date, or if there is a death claim.

When you purchase a GMWB rider, you must allocate 100% of your Separate Account division accumulated value and premium payments to one of the available GMWB investment options. Any future premium payments are allocated to the GMWB investment option your Separate Account division accumulated value is invested in at the time of the new premium payments.

The available GMWB investment options are:
· Diversified Growth Account; or
· Diversified Balanced Account.

For more information about the Diversified Growth and Diversified Balanced Account, please see the prospectus sections titled THE CONTRACT - The Underlying Mutual Funds, TABLE OF SEPARATE ACCOUNT DIVISIONS and
the underlying fund’s prospectus provided with this prospectus.

You may allocate premium payments and transfer Contract accumulated value to the Fixed Account. Such allocations and transfers are subject to the provisions of your Contract. See FIXED ACCOUNT.

We reserve the right to modify the list of available Separate Account divisions in a GMWB Model or modify the list of available GMWB investment options, subject to compliance with applicable regulations. We may make available other GMWB Models. We also may make changes to or restrict the availability of GMWB Models or other GMWB investment options. Changes or restrictions will apply only to new purchasers of the Contract or to you if you transfer out of a GMWB Model or investment option and wish to transfer back to that GMWB Model or investment option.

You must stay invested in the GMWB investment options as long as the GMWB rider is in effect. Note, the rider may not be terminated for five contract years following the rider effective date.

Transfers Between GMWB Investment Options

You may transfer 100% of your Separate Account division accumulated value from your current GMWB investment option to one other GMWB investment option which is available at the time of the transfer. If you transfer from a discontinued GMWB investment option, you will not be able to transfer back to that GMWB investment option. You may make a transfer by providing us notice (we will effect the transfer at the price next determined after we receive your notice in good order).

If your Separate Account division accumulated value is invested in a GMWB investment option which is no longer available with the rider but is still available under the Contract, you may continue to maintain that investment and allocate new premium payments to it. If the discontinued GMWB investment option involves more than one Separate
Account division, we will rebalance your Separate Account division accumulated value each calendar quarter. You may not transfer your Separate Account division accumulated value to any other discontinued GMWB investment option. You may transfer your Separate Account division accumulated value to another GMWB investment option that is available at the time of transfer; in this case, the discontinued GMWB investment option will no longer be available to you.

GMWB Investment Options Underlying Funds

You should note that the GMWB investment options are series of Principal Variable Contracts Funds, Inc., which is managed by Principal Management Corporation ("PMC"), an affiliate of ours. If you wish to invest your Contract accumulated value predominantly in underlying funds that are not managed by an affiliate of ours, this Contract may not be appropriate for you.

To the extent that an underlying fund managed by PMC may be included as a GMWB investment option, PMC will receive additional compensation from the management fee of the underlying fund. However, we do not take such potential financial benefit into account in selecting the underlying fund to be a GMWB investment option.

APPENDIX B — GMWB EXAMPLES

These examples have been provided to assist you in understanding the various features of the GMWB rider and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the GMWB rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.

NOTE: The owner’s actions determine the benefits received.

NOTE: For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.

Examples Without Excess Withdrawals (Examples 1-5)
The examples without excess withdrawals assume the following:
· the client is age 62 and the client’s spouse is age 60 on the rider effective date.
· initial premium payment = $100,000.
· the withdrawal benefit base prior to partial surrender = $100,000.
· “Single Life” For Life (5%) withdrawal benefit payment = $5,000, if withdrawals start prior to the client attaining age 65.
· “Joint Life” For Life (4.5%) withdrawal benefit payment = $4,500, if withdrawals start prior to the spouse attaining age 65.

Example 1
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.

On the first contract anniversary:
· a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.05 = $5,000.
· there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the
Contract’s accumulated value.
· the new withdrawal benefit base is $100,000 + 5,000 = $105,000;
· the new withdrawal benefit is $105,000 x 0.05 = $5,250.

Example 2
In contract year one:
· no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
· the client makes a premium payment of $50,000.

On the first contract anniversary:
· a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is ($100,000 + $50,000) x 0.05 =
$7,500.
· there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the
Contract’s accumulated value.
· the new withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500;
· the new withdrawal benefit is $157,500 x 0.05 = $7,875.

Example 3
In contract year one, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of
$4,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.5%.

On the first contract anniversary:
· Since a withdrawal was taken in contract year one, no GMWB bonus is credited.
· there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
· the withdrawal benefit base remains the same ($100,000);
· the withdrawal benefit for the next contract year remains the same ($100,000 x 0.045 = $4,500).

Example 4
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate For Life withdrawal benefit payment as “Single Life”.

On the first contract anniversary:
· a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.05 = $5,000.
· there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the
Contract’s accumulated value.
· the new withdrawal benefit base is $100,000 + 5,000 = $105,000;
· the new withdrawal benefit is $105,000 x 0.05 = $5,250.

In contract year two, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of
$4,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.5%.

On the second contract anniversary:
· Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
· there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
· the withdrawal benefit base remains the same ($105,000);
· the withdrawal benefit for the next contract year is $105,000 x 0.045 = $4,725.

In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 4.5%.

On the third contract anniversary:
· Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
· there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
· the withdrawal benefit base remains the same ($105,000);
· the withdrawal benefit for the next contract year remains the same ($105,000 x 0.045 = $4,725).

Example 5
The client elects the “Single Life” For Life withdrawal benefit payment, and in each of the first two contract years, takes a withdrawal of $5,000. Assume there is no GMWB Step-Up on the first contract anniversary. On the
2nd contract anniversary, the client will receive a GMWB Step-Up if the Contract’s accumulated value is greater than the withdrawal benefit base.

If the accumulated value on the second
contract anniversary is:	$95,000	$110,000
For Life (“Single Life”)
Prior to step-up
Withdrawal Benefit Base	$100,000	$100,000
Withdrawal Benefit Payment	$100,000 x 0.05 = $5,000	$100,000 x 0.05 = $5,000
After step-up
Withdrawal Benefit Base	$100,000	$110,000
Withdrawal Benefit Payment	$100,000 x 0.05 = $5,000	$110,000 x 0.05 = $5,500

Examples With Excess Withdrawals (Examples 6-7)
The excess withdrawal examples assume the following:
· the client is age 62 and elected “Single Life” For Life withdrawal benefit payments at the first withdrawal and therefore, locks-in the “Single Life” For Life withdrawal benefit payment percentage at 5%.
· the initial premium payment is $100,000
· the withdrawal benefit base prior to partial surrender = $100,000
· “Single Life” For Life (5%) withdrawal benefit payment = $5,000
· Withdrawal taken = $8,000
· excess amount is $3,000

Example 6
In this example, assume the accumulated value prior to the withdrawal is $90,000.

Withdrawal Benefit Base Calculation
On the contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.

The amount of the adjustment* is $3,529.41. The new For Life withdrawal benefit base is $100,000 - $3,529.41 =
$96,470.59.

*The amount of the adjustment for the excess withdrawal is the greater of a or b where:

a = $3,000 (the amount of the excess withdrawal); and
b = $3,529.41 (the result of (1 divided by 2) multiplied by 3) where:

1 = the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($3,000);

2 = the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $5,000); and

3 = the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).

Withdrawal Benefit Payment Calculation (for the next contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the contract anniversary)
multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-
in at 5%.

The new “Single Life” For Life withdrawal benefit payment is $96,470.59 x 0.05 = $4,823.53.

Example 7
In this example, assume the accumulated value prior to the withdrawal is $110,000.

Withdrawal Benefit Base Calculation
On the contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.

The amount of the adjustment* is $3,000 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $3,000 = $97,000.

*The amount of the adjustment for excess withdrawal is the greater of a or b where:

a = $3,000 (the amount of the excess withdrawal); and
b = $2,857.14 (the result of (1 divided by 2) multiplied by 3) where:

1 = the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

2 = the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $5,000); and

3 = the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).

Withdrawal Benefit Payment Calculation (for the next contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the contract anniversary)
multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-
in at 5%.

The new “Single Life” For Life withdrawal benefit payment is $97,000 x 0.05 = $4,850.

APPENDIX C - CONDENSED FINANCIAL INFORMATION

Since the Contract effective date is May 2, 2011, the Condensed Financial Information is not available at this time.